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                                                                  Exhibit 23.4

                           INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Registration Statement of Procept, Inc. on Form S-4 of our report on Binary Therapeutics, Inc. dated December 18, 1998 appearing in the Proxy Statement/Prospectus and to the reference to us under the heading "Experts" in the Proxy Statement/Prospectus, which is a part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
December 10, 1999